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                                                                    Exhibit 10.4

                               AMENDMENT NUMBER 2
                             TO REPURCHASE AGREEMENT

         This Amendment Number 2 to the Repurchase Agreement (this "Amendment"), dated as of March 8, 1999, is entered into between Metropolitan Mortgage & Securities Co., Inc. ("Metropolitan" or "Seller") and NationsBanc Mortgage Capital Corporation ("NationsBanc" or "Buyer").

                                 R E C I T A L S

         A. Metropolitan and NarionsBanc entered into that certain Master Repurchase Agreement dated as of March 24, 1998 and amended such Master Repurchase Agreement as of October 8, 1998 (as amended and as may be further supplemented, modified and amended from time to time, the "Repurchase Agreement").

         B. Buyer and Seller each desire to modify the terms of the Repurchase Agreement as set forth in this Amendment.

         C. Buyer and Seller each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

         l. MISCELLANEOUS. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment have the meanings assigned to them in this Amendment and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or section within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation" and (e) the term "or" shall include "and/or".

         2. MODIFICATIONS AND AMENDMENTS TO REPURCHASE AGREEMENT.

         A. Section 3 (b) is hereby amended so that the last clause of the first sentence reads as follows: ", provided that if the Repurchase Date so determined is later than the two-year anniversary of the initial Purchase Date (the "Termination Date"), the Repurchase Date for such transaction shall automatically reset to such anniversary date, and the provisions of this sentence as it might relate to a new Transaction shall expire on such date."

         B. Section 18(s) is hereby replaced in its entirety by the following:
         "Metropolitan Mortgage & Securities Co., Inc. shall fail to maintain
         (A) GAAP net worth of at least $50 million, (B) a ratio of indebtedness to GAAP net worth of 24:l or less, or (C) at least

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         $50,000,000 of liquid assets (cash equivalents and marker value of U.S.
         Treasury securities)."

         C. Section 29(b) is hereby amended so that the last sentence is amended to read in its entirety as follows: "The Break-up Fee is earned and payable on the earlier of (i) a sale or Securitization of the Purchased Securities by Seller (other than a Securitization sole managed by Buyer's affiliates) and (ii) the Termination Date."

         3. NO OTHER CHANGES. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Repurchase Agreement are hereby rarified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         5. GOVERNING LAW; WAIVER OF JURY TRIAL. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

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         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number 2 to Repurchase Agreement as of the date first above written.

                                              NATIONSBANC MORTGAGE CAPITAL
                                              CORPORATION, as Buyer

                                              By:      /s/ John T. McCarthy
                                                       -------------------------
                                              Name:    John T. McCarthy
                                              Title:   Senior Vice President

                                              METROPOLITAN MORTGAGE & SECURITIES
                                              CO, INC.,
                                              as Seller

                                              By:      /s/ C. Paul Sandifur, Jr.
                                                       -------------------------
                                              Name:    C. Paul Sandifur, Jr.
                                              Title:   President

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